Exhibit 99.1

Keefe, Bruyette & Woods Diversified Financial Services Conference John K. Delaney Chairman and Chief Executive Officer June 4, 2009

Forward Looking Statements [UPDATE] This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, expectations, strategies, goals, and projections and including statements about our model and assumptions (including with respect to dividends on our common stock) as well as our outlook, projections and strategies; our projected performance under various stress scenarios; draws on our unfunded commitments; performance and repayment of the "A" Participation Interest; growing our commercial lending business; expanding CapitalSource Bank's operations; our position to make investments and originate and acquire assets; risk adjusted returns; economic and market conditions affecting our business and our customers; our margins, profits and losses; our customer base and products; our credit standards and performance and our portfolio's credit trends, losses, costs and provisions; our delinquent loans, impaired loans and troubled debt restructurings as well as our charge offs, reserves and delinquencies; loan yields and structures; our book value, earnings, assets, loan growth, legacy portfolio run off, asset values, cash levels, cost of funds, income and interest and operating expense; our liquidity and financing plan and our intentions regarding our credit facilities; and our intentions regarding our healthcare net lease business; all which are subject to numerous assumptions, risks, and uncertainties. All statements contained in this presentation that are not clearly historical in nature are forward-looking, and the words "anticipate," "assume," "intend," "believe," "expect," "estimate," "plan," "position," "project," "will," "should," "seek," "continue," "outlook," "look forward," and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding preliminary and future financial and operating results and future transactions and their results) involve risks, uncertainties and contingencies, many of which are beyond our control which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including without limitation: changes in economic or market conditions or investment or lending opportunities; continued or worsening recession in the overall economy and disruptions in credit and other markets; movements in interest rates and lending spreads; continued or worsening charge offs, reserves and delinquencies; our ability to successfully and cost effectively operate CapitalSource Bank; our ability to successfully grow CapitalSource Bank's deposits and commercial loan assets or deploy its capital in favorable lending transactions; competitive and other market pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; changes in tax laws or regulations affecting our business; our ability to successfully consummate transactions with respect to our healthcare net lease business, and other factors described in CapitalSource's 2008 Annual Report on Form 10-K and documents subsequently filed by CapitalSource with the Securities and Exchange Commission. All forward-looking statements included in this presentation are based on information available at the time of the presentation. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

Key Messages and CapitalSource Overview CapitalSource Bank Update on the Healthcare Net Lease Business Understanding Credit Profile 2009 YTD Performance and Key Financial Drivers Current Strategy Investment Thesis and Key Differentiators Today's Agenda

CapitalSource is built for long-term success Steady pre-provision earnings and strong capital levels position CapitalSource to weather the current economic storm Current market conditions create opportunities, but also present significant challenges Key Messages Today Caveat: We are experiencing the worst economy since the 1930's and predicting the future with certainty is not possible An "old-fashioned" balance sheet lending business with loans originated, underwritten and managed internally Formed CapitalSource Bank in July 2008 and revoked REIT status in January 2009 Highly favorable environment for asset origination Capital markets funding is severely limited, but we are maintaining needed liquidity As in recent quarters, we expect credit costs and provisions above historic levels into the first half of 2010 Current book value projected to be maintained at year end 2010

CapitalSource Overview A leading national middle market commercial lending franchise Large scale, broad-based lending platform Historic concentration in healthcare CapitalSource Bank is a significant California-based depository 22 retail branches in southern and central California Among top 20 California-based banks by assets ($5.8 billion) Diverse portfolio and proprietary, direct origination capability $11.4 billion total commercial assets Loan portfolio includes 1,055 loans to 669 clients Seasoned, proven management team Strong shareholder alignment Management, directors and certain of their affiliates currently beneficially own approximately 22.5% of outstanding shares Data as of March 31, 2009, except for shareholder ownership data

CapitalSource Inc. - Three Reporting Segments CapitalSource Inc. - Three Reporting Segments Data as of March 31, 2009

Four Components of the Business: Underappreciated Value CapitalSource Bank segment Excess liquidity and few non-performing assets Book equity of $916 million Healthcare Net Lease segment 184 healthcare facilities - owned and leased to operators Book value of $500 million+ Match funded commercial loans (Other Commercial Finance segment) $4.4 billion of commercial loans in six, non-recourse term securitizations with $3.4 billion of debt - we own the $1.0 billion residual interest Everything else (Other Commercial Finance segment) $2.2 billion of loans funded by credit facilities with $1.4 billion principal outstanding - we own the $800 million residual interest $107 million of equity investments $94 million, net REO portfolio $69 million residual interest in the Owner Trusts portfolio Data as of March 31, 2009

The Transformation is Well Underway

CapitalSource Bank - A Transformational Achievement CapitalSource Bank - A Transformational Achievement Branches De novo California Industrial Bank formed in July 2008 We have paired the CapitalSource national, middle-market lending platform with a depository Very strong liquidity and capital levels Data as of March 31, 2009 (1) Does not include the "A" Participation Interest, but does include accrued interest

CapitalSource Bank - Asset Strategy 2009 will be a transition year ~$1 billion in new loan commitments and purchases approved since CapitalSource Bank formation The same strategy CapitalSource has always pursued Provide financing for small and mid-sized businesses for growth, acquisitions, recapitalizations or working capital Maintain a bias toward specialized industries and products, particularly healthcare Focus on senior secured, floating rate loans with 3-5 year terms Utilize in-house, in depth and disciplined underwriting process As of March 31, outstanding commitments closed since July '08 were $784 million, with current balances of $682 million ~$180 million in additional commitments have been approved and are pending close Achieved average all-in spread of 780 bps over LIBOR for $200 million of new loans funded in the first quarter We continue to see excellent opportunities to fund new loans

A Loyal Depositor Base in a Rich Deposit Market California has 12% of U.S. retail deposits, the highest of any state Existing branch network has significant capacity for growth, with minimal impact on current staffing level Same branch network had $8.5 billion of deposits in 2Q'07 Average deposit balance of $45,000 per account and $79,000 per household Deposit data as of March 31, 2009 (1) Includes customer history acquired from Fremont Investment & Loan Tenure (Customer Since)(1) (Customer Since)(1) (Customer Since)(1)

Strong Capital Position at CapitalSource Bank Banks $1 - 5B Assets Banks $5 - 10B Assets Banks >$10B Assets CapitalSource Bank Total Risk-Based Capital Ratio 0.1329 0.1339 0.1447 0.1724 0.1 0.1 0.1 0.1 Total Risk-Based Capital of $801 million Total Tangible Common Equity of $743 million Tangible Common Equity / Tangible Assets of 13% Banks $1-5B Assets Banks $5-10B Assets Banks >$10B Assets CapitalSource Bank Tangible Common Equity / Tangible Assets 0.0648 0.0575 0.0572 0.1312 0.04 0.04 0.04 0.04 Total Risk-Based Capital Ratio Tangible Common Equity / Tangible Assets Data as of March 31, 2009 | Source: SNL Financial Banks used are those traded on the NYSE or NASDAQ. The averages in the charts include 150 banks with $1-5B in assets, 36 banks with $5-10B in assets, 53 banks with >$10B in assets. Regulatory well capitalized threshold is 10% Based on the Treasury stress test methodology 4% is considered minimum requirement

Our Healthcare Net Lease Business: Efforts to Monetize A Valuable Asset Continue

One of the largest portfolios of Skilled Nursing Facilities (SNFs) in the U.S. 184 facilities located in 23 states 39 third-party operators ~$1.0 Billion portfolio of "direct real estate" assets Complementary to healthcare real estate lending business ~$500 million of equity ~$119 million of new HUD financing pending Update on Our Healthcare Net Lease Business Improvement in the markets may present the opportunity to again pursue a stand-alone Healthcare REIT Data as of March 31, 2009

Understanding Credit Performance: A Closer Look

A Bearish Macro View on Credit "Real" economy is still deteriorating, though some signs of life Liquidity is returning, but at very disciplined pricing levels and advance rates Residential Ultimately will settle down 50% from peak (nationally) Commercial Real Estate Ultimately will settle down 40-60% from peak, depending on market/asset class Businesses Ultimately will settle down 25% from peak (normalizing for growth and earnings) Healthcare Flat (based on defensive nature) Asset values continue to fall at rapid rates - our view

The Macro Impact on the CapitalSource Portfolio Commercial Real Estate Significant pressure is likely to continue, resulting in higher foreclosures and higher losses on REOs (selling assets in a market that can best be described as extremely challenging) Cash Flow Loans We are seeing stabilization, although recoveries are likely to be negative on problem assets HealthCare Very stable Rediscount Residential related loans are already discounted, and the remaining portfolio is stable

Our Overall Portfolio Strategy For any loans with strong cash flow or strong asset coverage (CRE or non- CRE), consider for re-pricing as new loans at CapitalSource Bank within regulatory guidelines For any non-CRE loans without strong cash flow or asset coverage, move to active workout and restructuring For CRE loans without strong cash flow (asset dependant loans), demand borrower equity or move aggressively to foreclosure Offer extensions on "market" terms, restructure or foreclose

Increases not surprising, though of concern More asset-secured and real estate loans moved into the non-accrual, delinquent and impaired loan categories Loans on non-accrual increased to 5.88% of commercial lending assets from 4.03% Loans 90+ days delinquent increased to 2.79% of commercial lending assets from 1.30% Impaired loans increased to 8.24% of commercial lending assets from 6.35% 1Q'09 Credit Overview - Maintaining Very Cautious View Charge-offs declined to $124 million from $184 million in 4Q'08 Provision for loan loss declined to $155 million from $445 million in 4Q'08 Total allowance for loan loss raised to $445 million or 4.26% of commercial lending assets Loans 30-89 days delinquent declined 154 basis points to 1.21% Proactively managing the credit book continues to be a top priority Significant increases in non-accruals, 90+ delinquencies and impaired loans Data as of March 31, 2009

Profile of 1Q'09 CapitalSource Inc. Consolidated Charge-offs Consolidated data as of March 31, 2009 $124 million charged-off in 1Q'09, a decline of one-third from 4Q'08 Charge-offs taken on 42 loans (portfolio has 1,055 loans to 669 clients) Approximately 40% of the charge-offs in 1Q'09 were on loans made during 2003-2005 Portfolio stress expected to continue well into 2010 Maintaining conservative view and very cautious outlook on future credit performance 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 Charge-off's ($ millions) 14 28 6 6 24 86 184 124 Quarterly Charge-Offs ($ millions)

Credit Summary Credit Summary Consolidated data as of March 31, 2009

Delinquent Loans Loans 30 -89 day deliquent 30-59 Days Deliquent - $110.4 M 13 60 -89 Days Deliquent - $15.8M 4 12 on nonaccrual 12 included in impaired loans 5 largest are commercial real estate/rediscount loans totaling $74 M Loans 30-89 Days Delinquent 17 Loans - $126.2M Loans 90+ Days Deliquent 90 - 179 Days Deliquent - $93.6 M 24 180+ Days Deliquent - $198.2 M 16 Loans 90+ Days Delinquent 40 Loans - $291.8 M 26 on nonaccrual 35 included in impaired loans 15 commercial real estate / rediscount loans account for 46% of total ($134.9M) Consolidated data as of March 31, 2009

Profile of Non-Accrual Loans 70% of the loans added to non- accruals in 1Q'09 were current 45 loans have specific reserves of $93.8M 5 largest loans are commercial real estate/rediscount ($158.4M) 50 cash flow loans account for 32.3% of the total dollar value ($199M) We place loans on non-accrual status when we expect, based on judgment, that our borrower will not be able to fully meet its debt obligations Loans on Non-Accrual Loans are Current $403.8 59 90+ Days Delinquent $115.2 25 30-89 Days Delinquent $96.1M 12 Loans on Non-Accrual 96 Loans - $615.1M Drilling Down on Non-Accruals What is a Non-Accrual? Consolidated data as of March 31, 2009

Profile of Impaired Loans 68% of the 39 loans added to impaired category in 1Q'09 are current 93 loans are on non-accrual ($601.1M)(1) 59 loans are troubled debt restructurings (TDR's) ($405.7M) Loans involved in TDR's are also considered impaired, generally for a period of at least one year following restructuring $414.6M has already been charged off related to these loans 55 cash flow loans account for 31.3% of dollar volume ($269.7M) 38 commercial real estate loans account for 44.8% of dollar volume ($385.9M) Loans are considered impaired if we determine it is probable we will be unable to collect all amounts due in accordance with the original loan terms, even if we ultimately expect to collect all payments due Drilling Down on Impaired Loans What is an Impaired Loan? Consolidated data as of March 31, 2009 (1) Excludes three non-accrual loans held for sale Loans on Non-Accrual Loans are Current $585.6M 85 90+ Days Delinquent $179.1M 32 30-89 Days Delinquent $96.1M 12 Impaired Loans 129 Loans - $860.8M

Treasury Stress Test Applied to CapitalSource

- **Engaged external advisor to perform stress test on CapitalSource portfolio**
  - The firm that conducted the test was one of the 19 banks subject to the Treasury test
- **Stress test process:**
  1. Volatility and correlations
     - Calculated historical asset class patterns based on data from the Federal Reserve Board of Governors for CRE and C&I loans which comprise the CapitalSource portfolio
  2. Macroeconomic outlook
     - Selected significant macroeconomic predictors for each CapitalSource asset class, including: Historical charge-offs, unemployment, housing and business investment
  3. Asset class simulations
     - Forecasted asset level charge-offs in Treasury Downside scenarios
  4. CapitalSource specific charge-offs
     - Projected CapitalSource level charge-offs based on loan portfolio and historical experience
  5. Capital adequacy
     - Projected capital impacts under stress case losses and consensus earnings estimates
- **Results demonstrate only a slight reduction in capital and a strong 2010 year-end tangible common equity to tangible assets ratio of nearly 18%**

KBW Diversified Financial Services Conference | June 4, 2009 | p. 25 CapitalSource

Treasury Expected Scenario Projected Peak: 2.66%, 3Q'09 Commercial Real Estate Net Charge-off Assumptions in Treasury Scenarios Net Charge-off Assumptions in Treasury Scenarios Net Charge-off Assumptions in Treasury Scenarios Residential Real Estate Commercial & Industrial Consumer Loans Treasury Expected Scenario Projected Peak: 4.42%, 3Q'09 Treasury Expected Scenario Projected Peak: 1.90%, 4Q'09 Treasury Expected Scenario Projected Peak: 4.38%, 1Q'10 Historical Charge-Offs Predicted Charge-offs: Treasury Expected Scenario

Simulated Credit Losses Under Treasury Downside Scenarios Simulated Credit Losses Under Treasury Downside Scenarios Simulated Credit Losses Under Treasury Downside Scenarios CSE's Quarterly Net Charge-off - Treasury Downside Scenario Note: Projected loan balance at year end in 2009E is $9,679mm and in 2010E is $9,969mm based on model assuming a 3% annualized growth for 2009 and 2010. 1Q'09 Loan Portfolio Composition Total Loans $9.3B CSE's Projected Net Charge-offs (% Avg. Loans, bps) (% Avg. Loans, bps) (% Avg. Loans, bps) 63% CRE 37% Healthcare RE 58% Cash Flow 30% ABL - Rediscount 5% ABL - Healthcare 7% ABL - Other

Capital Generation Model Capital Model Assumptions Source: Bloomberg and CSE management estimates. (1) Based on median consensus EPS estimates. (2) Annualized Net Charge-offs are calculated under Treasury Model for years 2009 and 2010. Assumes Provisions/NCOs equals 100%. (3) Analysis assumes 302.4mm shares outstanding throughout forecasted period and continuation of current $0.01 per quarter cash dividend. Our board of directors, in its sole discretion, will determine the amount and frequency of dividends to our shareholders. Consequently, there is no assurance that we will pay any dividend on our common stock or that dividend levels will not fluctuate or be more or less than assumed. Implied Internal Capital Generation ($ in millions) ($ in millions) ($ in millions)

Surviving the Perfect Storm CapitalSource Consolidated 2010E Projected Tangible Common / Tangible Assets Ratio Through the Cycle Note: Tangible assets assumed to be $14.8B at Q1 2009. (1) Model assumes Owner Trusts portfolio reduction of $60M in 2Q-4Q 2009 and $123M in 2010. Model assumes payments of the "A" Participation Interest of $800mm in 2Q-4Q 2009 and $331mm in 2010. 2009 and $331mm in 2010. 2009 and $331mm in 2010. 2009 and $331mm in 2010. 2009 and $331mm in 2010.

2009 YTD Performance and Key Financial Drivers: The Benefits of CapitalSource Bank Are Tempered by Credit Performance in the Legacy Loan Portfolio

2009 YTD Accomplishments

- ☑ Meeting liquidity needs and maintaining sufficient cash
- ☑ Redeemed $180 million of convertible debt
- ☑ 1Q charge-offs down by 1/3 from 4Q'08
- ☑ 1Q reserve level at 4.3% of commercial lending assets
- ☑ Revoked REIT status and sold Agency RMBS in compliance portfolio
- ☑ Renewed or paid off five credit facilities and extended durations to better match scheduled loan maturities
- ☑ CapitalSource Bank funded ~$200 million of new loans in 1Q
- ☑ Average spread of 780bps over LIBOR on new loans, including coupon interest and fees
- ☑ Net investment income of $150 million in 1Q, despite significant decline in LIBOR, was 2% higher than 4Q'08
- ☑ Break-even 1Q for CapitalSource Bank, despite $25 million addition to reserves

KBW Diversified Financial Services Conference | June 4, 2009 | p. 31 CapitalSource

Key Components of 2009 Financial Performance Optimization of CapitalSource Bank Increasing the percentage of commercial loans in CapitalSource Bank to drive higher returns Redeploying low yielding assets into high yielding loans to increase profitability Managing deposit levels and liquidity portfolio to improve net interest margin Asset Origination Very attractive lending environment is allowing CapitalSource Bank to add assets in a highly profitable way Cost of Funds Expect increasing cost of funds outside of CapitalSource Bank, as credit facilities continue to adjust to market levels on renewal Pace of balance sheet migration to CapitalSource Bank expected to drive down overall cost of funds, thereby increasing margins Credit Higher than historical charge-offs are expected to continue for several quarters, due to macro economic conditions and market dislocation Our outlook remains very cautious well into 2010

Current Strategy: Dual Track Approach

Dual Strategy: Play Offense and Play Defense 2009 will be a transition year Carefully manage legacy portfolio credit outcomes in difficult operating environment expected to extend into 2010 Complete renewal of credit facilities with longer durations to better match underlying loan maturities Utilize cash generated from the legacy portfolio to pay down parent debt Legacy CapitalSource "Play Defense" strategy Methodically grow the Commercial Lending Business inside CapitalSource Bank - originating high quality new loans while maintaining uncompromising credit standards Complete first full year of operations and regulatory exams Maintain strong capital position Monetize healthcare net lease assets "Play Offense" strategy

Capital Strength – Parent Company and CapitalSource Bank

- **Capital levels remain strong**
  - CapitalSource Bank - $916 million
  - CapitalSource Parent - over $1.9 billion
- **Unfunded commitments declined approximately $550 million to $3.0 billion in 1Q**
  - $695 million of total commitments are obligations of CapitalSource Bank
  - 2006-A securitization has remaining capacity of $75 million in its liquidity tranche for unfunded commitments
  - Added approximately $50 million capacity to finance certain unfunded commitments as part of the renewal of CS Funding VII
  - No measurable difference in draws on unfunded commitments observed in recent quarters, so do not anticipate any change in coming quarters

TCE Ratios

CapitalSource Bank Tangible common equity to tangible assets of 13.1%

CapitalSource Inc. Tangible Common Equity to Tangible Assets of 16.9%

Data as of March 31, 2009, except for renewal of CS Funding VII on April 20, 2009

KBW Diversified Financial Services Conference | June 4, 2009 | p. 35

CapitalSource

Becoming a Simple Story All new loans are being made at CapitalSource Bank CapitalSource legacy loans are projected to run off over 4-5 years REIT status revoked as of 1/1/09 Agency RMBS securities and associated derivatives from compliance portfolio sold All credit facilities maturing in 2009 renewed

Investment Thesis and Key Differentiators: Surviving the Credit Crisis

Investment Thesis High capital ratios at Parent Company and CapitalSource Bank Strong pre-provision earnings now, which will grow over the next 2-3 years Virtually no funding risk for new loans originated at CapitalSource Bank Funding profile for legacy loans dramatically improved with the renewal of credit facilities Very difficult operating environment well into 2010 will result in meaningful credit losses, but existing capital would not be eroded under stress scenarios Pre-provision earnings will be sufficient to cover needed reserve additions By 2011, credit losses will return to more normalized levels High yielding loans made during 2008-2010 will be a larger part of the total portfolio by 2011- margins and earnings will be growing Capital and Pre-Provision Earnings Position the Company to Weather the Economic Storm

Key Differentiators Well established and highly successful national lending platform Available liquidity at CapitalSource Bank to support planned growth Earnings power will increase as excess liquidity and the "A" Participation Interest proceeds are reinvested at CapitalSource Bank Strong capital levels at the Parent Company and CapitalSource Bank (well in excess of regulatory requirements and industry standards) Disciplined underwriting process and well reserved credit book Few competitors for middle market loans Proven deposit platform in deposit rich CA marketplace, with loyal CapitalSource Bank customer base Efficient and scalable infrastructure to support planned growth and keep operating costs in check Economic Conditions Have Not Derailed CapitalSource

Questions & Answers

Capitalsource Bank Deposits - CD Pricing Trend Capitalsource Bank Deposits - Current CD portfolio maturities A National Comparison of Bank Credit Metrics CapitalSource Inc. Consolidated Portfolio Credit Trends The "A" Participation Interest Appendix

CapitalSource Bank Deposits - CD pricing trend We can calibrate pricing to effectively manage inflow and outflow Deposits in 1Q'09 were priced below peer banks, resulting in larger net outflows Though unusual, top rates during 1Q'09 were offered by larger competitors with broader branch networks and distribution channels (e.g. Citibank and Countrywide (BofA)) Our top promotional CD rate has been lowered by 150 bps since July 2008 Our top promotional CD rate has been lowered by 150 bps since July 2008 Our top promotional CD rate has been lowered by 150 bps since July 2008 Our top promotional CD rate has been lowered by 150 bps since July 2008 Our top promotional CD rate has been lowered by 150 bps since July 2008 Our top promotional CD rate has been lowered by 150 bps since July 2008 CapitalSource Bank data as of March 31, 2009

CapitalSource Bank Deposits - Current CD portfolio maturities Weighted average remaining maturity of the CD portfolio is 3.9 months No concentration of maturities in any single month 45% of CD's mature during 2Q with an average rate of 3.34% Current interest rate for new and renewed CDs is less than 2% CapitalSource Bank data as of March 31, 2009

A National Comparison of Bank Credit Metrics Banks $1 - 5B in Assets Banks $5 - 10B in Assets Banks >$10B in Assets CapitalSource Bank (1) Charge-Offs to Average Toal Loans and Leases 0.0106 0.0174 0.018 0.015 Banks $1-5B in Assets Banks $5-10B in Assets Banks >$10B in Assets CapitalSource Bank 90+ / total loans and leases 0.0013 0.0019 0.0065 0 Total 1Q Charge-Offs at CapitalSource Bank of $10 million No 90+ day delinquencies at CapitalSource Bank Loans on non-accrual at CapitalSource Bank total $23 million Annualized 1Q'09 Charge-Offs / Average Loans and Leases Loans 90+ Days Delinquent / Total Loans CapitalSource Bank only data as of March 31, 2009 Source: SNL Financial. Banks used are those traded on the NYSE or NASDAQ. The averages in the charts include 150 banks with $1-5B in assets, 36 banks with $5-10B in assets, 53 banks with >$10B in assets. (1) Does not include the "A" Participation Interest Banks $1-5B in Assets Banks $5-10B in Assets Banks >$10B in Assets CapitalSource Bank (1) Non Accruals / Total Loans and Leases 0.0353 0.0173 0.025 0.0082 Non-Accrual Loans / Total Loans

CapitalSource Inc. Consolidated Portfolio Credit Trends CapitalSource Inc. Consolidated Portfolio Credit Trends Data as of March 31, 2009 (1) Excludes "A" Participation Interest

At March 31, 2009 "A" Participation balance - $1.1B Total loan pool - $4.1B Our Participation was 27% of loan collateral portfolio We receive 70% of all principal collections (incl. REO sales) and LIBOR +150bps on outstanding loan balance Expected payoff - 2010 The "A" Participation Interest At Opening of CapitalSource Bank (7/08) "A" Participation balance - $1.8B Total loan pool - $4.8B Our participation was 38% of total loan portfolio We receive 70% of all principal collections (incl. REO sales) and LIBOR +150bps on outstanding balance Data as of March 31, 2009 Well Secured and Hyper-Amortizing